EXHIBIT 10.2

                          PLACEMENT AGENT AGREEMENT


 This Agreement is made and entered into by and between Carrington Laboratories, Inc., a Texas corporation (the "Company") and Stonewall Securities, Inc., a Texas corporation (the "Placement Agent"), this 7th day of October 2005.

 WHEREAS, the Company desires to engage in a financing involving the offer and sale (the "Offering") of unsecured subordinated notes (the "Notes") and detachable warrants (the "Warrants") to purchase shares of common stock (the "Common Stock")of the Company (the "Securities");

 WHEREAS, the Company desires to engage the Placement Agent and the Placement Agent desires to accept such engagement, to sell the Securities;

 NOW, THEREFORE, in consideration for the mutual promises of the parties herein, the Company and the Placement Agent hereby agree as follows:

 1. Appointment as Non-Exclusive Soliciting Dealer: The Company hereby appoints the Placement Agent as a non-exclusive Placement Agent for the purpose of selling the Securities pursuant to the terms described in "Manner of the Offering" below, and in the term sheet, purchase agreement, form of warrant, form of note or other written offering materials provided by the Company to the Placement Agent and identified specifically for such use (the "Offering Materials"). The Placement Agent shall offer and sell such Securities only directly through its own representatives and only at the price and upon the other terms and conditions stated in the Offering Materials.

 2.   Method of Subscription:

      a. The Placement Agent and its representatives shall effect the sale of Securities only through the use of the Offering Materials. The full cash portion of the subscription price and executed Offering Materials shall be forwarded to the Company.

      b. Before receiving a subscription from any offeree, the Placement Agent, through its representatives, shall furnish the offeree a copy of the Offering Materials and any supplemental materials supplied by the Company, if any ("Addendums") and shall advise the offeree that he has the opportunity: (i) to ask questions of and receive complete answers from the Company concerning the offering, and (ii) to obtain any additional documents or information which the Company may possess (or can acquire without unreasonable effort or expense) as may be necessary or appropriate to verify the accuracy of the information referred to in the Offering Materials or to evaluate the risks and merits of investing in the Securities. Neither the Placement Agent nor any of its representatives is authorized to make any representation or furnish any information with respect to the Company or the offering, other than the representations and information set forth in the Offering Materials and any Addendums thereto or in other documents furnished by the Company and identified specifically for such use. For example, neither the Placement Agent nor its representatives shall make any representations whatsoever regarding projected revenues or a projected rate of return to owners of the Securities, other than to display the financial information set forth in the Offering Materials. If the Placement Agent or any of its representatives obtain knowledge that any unauthorized representation has been made, the Company shall be promptly informed of such occurrence. No supplemental material of any kind shall be used in placing the Securities without the explicit prior written approval of the Company.

 3. Manner of the Offering: The Placement Agent and its representatives understand that the offering is not being registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the private offering exemption provided under Sections 3(b) and 4(2) of the Act and Regulation D, Rules 501-502, 504 and 506 promulgated thereunder. In addition, the offering will either be qualified under applicable state securities laws or made in reliance upon exemptions from such qualification and registration requirements. In order to assure that such exemptions are available and that applicable qualification requirements are adhered to, the following requirements shall be observed:

      a. The Placement Agent and its representatives shall offer Securities only in accordance with the terms and procedures set forth in the Offering Materials and any Addendums thereto. The Offering Materials shall not be presented, and no offers will be made, to any person unless and until: (i) the Placement Agent or its representatives believe, and have reasonable grounds for said belief, that such person meets the suitability standards set forth in the Offering Materials and is capable of bearing the risks of investment in the Securities; and (ii) the Placement Agent or its representatives shall have in their files sufficient documentation demonstrating that such person does in fact meet such suitability standards.

      b. In addition, neither the Placement Agent nor its representatives shall make any offer or sale to any person in any state, unless the Company and its counsel have satisfied them that: (i) such offer or sale may be effected in such state; and (ii) that such offer or sale is in compliance with existing state securities laws or regulations applicable to non-public offerings in such state.

      c. Neither the Placement Agent nor any of its representatives shall discuss the offering with any person or show any person the Offering Materials unless and until the requirements set forth in paragraph 3(a) above have been met with respect to such persons. Neither the Placement Agent nor its representatives shall conduct or participate in any meeting in which the offering is discussed which is not attended exclusively by the Placement Agent's representatives or those of the Company and offerees meeting the requirements referred to above.

      d. The Placement Agent and its representatives shall keep a record of each person who receives a copy of the Offering Materials and a list of the Offering Materials supplied to each such offeree. A copy of any supplement or amendment to the Offering Materials shall be sent to each person who has received a copy of the Offering Materials. Records shall be kept showing the name of each person who receives a copy of any such supplement or amendment. At the conclusion of the offering, all unused copies of the Offering Materials, any supplements or amendments thereto except for file copies, shall be returned to the Company.

      e. Each person desiring to purchase Securities will be required to complete and execute the subscription documents provided in the Offering Materials and return same to the Placement Agent together with a check payable to the Company in the amount of the purchase price of said Securities. The Placement Agent shall then ascertain that each signature page has been properly executed by the subscriber and shall then forward the subscription agreement along with the check to the Company. Notwithstanding the foregoing, in the event that the rules or regulations of the National Association of Securities Dealers, Inc. shall require funds received by the Placement Agent in connection with the Offering be deposited in an escrow account, the Company, the Placement Agent and an escrow agent reasonably acceptable to the Company and the Placement Agent shall enter into an escrow agreement upon terms reasonably acceptable to all parties thereto, which agreement shall specify the terms and conditions relating to the receipt and disbursement of funds received by the Placement Agent or the Company in connection with the Offering.

      f. The Company upon receipt of the aforementioned subscription documents will determine as soon as practicable (but in no event more than thirty (30) days after receipt) whether it will accept the subscriber as a purchaser of the Securities, it being understood that the Company reserves the right to reject the subscription for any reason, in its sole discretion. Should the Company determine to reject the subscription, the Company will promptly notify the Placement Agent of such determination and will return the tendered subscription documents and issue a check to the subscriber in payment of the purchase price of the Securities directly to the subscriber.

      g. The offering shall terminate on the date on which the Company sends notice to the Placement Agent.

  4. Representations and Warranties of Placement Agent: The Placement Agent hereby represents and warrants to the Company as follows:

      a. The Placement Agent is a member in good standing, and during the term of this Agreement will remain a member in good standing, with the National Association of Securities Dealers, Inc. ("NASD"), and is, and during the term of this Agreement will remain, registered as a broker-dealer with the Securities and Exchange Commission ("SEC").

      b. The Placement Agent is a corporation duly formed or organized, validly existing and in good standing under its state of formation or organization. The Placement Agent is in good standing and duly qualified to do business in any state where such status is required and where it intends to offer and sell the Securities. This Agreement is duly authorized, executed and delivered by the Placement Agent and is binding on the Placement Agent.

      c. The Placement Agent will comply with all rules, regulations and other requirements of the SEC and the NASD with respect to the sale of the Securities.

      d. The Placement Agent will not solicit any offer to buy or offer to sell any Securities by means of any form of general solicitation or general advertising, including, but not limited to, the following:

           (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television, radio, the world wide web or otherwise; and

           (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

      e. The Placement Agent will not solicit any offer to buy from or offer to sell to any person any Securities unless (i) the Placement Agent has a preexisting relationship with such person, and (ii) the Placement Agent has a reasonable belief that such person is an accredited investor (as such term is defined in Rule 501 of Regulation D of the Act).

      f. The Placement Agent will at all times comply with the provisions of Rule 502(c) of Regulation D of the Act in connection with the manner of the offering of the Securities.

      g. The Placement Agent will timely assist the Company with the preparation of the notice on Form D relating to the Securities offered or sold in the offering by timely providing certain information relating to the offering as reasonably requested by the Company.

      h. The Placement Agent will, in the performance of its duties hereunder, comply in all material respects with all applicable requirements under the Act, and all other applicable state and federal securities laws. The Placement Agent is Registered as a broker-dealer (1) to sell securities under the Securities Exchange Act of 1934, as amended, and (2) in all states in which the Placement Agent will offer or sell the Securities.

      i. The Placement Agent will not undertake any expense on behalf of the Company, without the prior written consent of the Company. Payment for any other expenses undertaken by the Placement Agent is exclusively the responsibility of the Placement Agent.

      j. The Placement Agent will comply with terms set forth in "Manner of Offering" herein.

      k. If at any time when Offering Materials are required to be delivered, the Placement Agent or its representatives become aware of any event, occurrence or fact which, in their opinion, may cause the Offering Materials or any other offering material to contain an untrue statement of a material fact, or to fail to state any material fact necessary to make the statements therein, the Placement Agent or its representatives will promptly notify the Company of such event, occurrence or fact, in a manner so that the Company might prepare an appropriate supplement or amendment to the Offering Materials correcting such statement or omission.

      l. Prior to providing Offering Materials to, or otherwise discussing the Company or the Securities with, any prospective purchaser of the Securities, the Placement Agent shall obtain and forward to the Company a Confidentiality Agreement, in the form of the Confidentiality Agreement attached hereto as Exhibit A, executed by the prospective purchaser.

 5. Representations and Warranties of the Company: The Company hereby represents and warrants to the Placement Agent that:

      a. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, with power and authority to enter into the agreements contemplated by the offering. This Agreement is duly authorized, executed and delivered by the Company and is binding on the Company.

      b. To the best of the Company's knowledge, the Offering Materials and any Addendums (together with any supplement or amendment thereto and any documents included therewith or otherwise furnished by the Company for use in the offering) do not contain any untrue statement of a material fact or, when read in conjunction with the materials referred to therein, omit any material fact required to be included therein or necessary to make the statements therein not misleading.

      c. The Company will furnish to the Placement Agent as many copies as it may reasonably request of: (i) the Offering Materials; (ii) this Agreement; (iii) any Addendums to the Offering Materials (including any supplements or amendments thereto); and (iv) any other information or material which the Placement Agent may reasonably request which the Company may acquire without unreasonable effort in connection with the contemplated offering.

      d. If at any time when Offering Materials are required to be delivered, any event occurs which, in the opinion of either the Company or the Placement Agent, would cause the Offering Materials or any Addendums (including any supplements or amendments thereto) to contain an untrue statement of a material fact, or to fail to state any material fact necessary to make the statements therein, the Company will promptly notify the Placement Agent and will prepare an amendment or supplement to the Offering Materials correcting such statement or omission.

 6.   Indemnification/Contribution:

      a. The Placement Agent shall indemnify and hold harmless the Company against any losses, claims, damages, or liabilities to which the Company may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the material inaccuracy of any representation made by the Placement Agent or any of its representatives in this Agreement or in placing or attempting to procure the sale of Securities, or any failure by the Placement Agent or its representatives to comply with this Agreement.

      b. The Company shall indemnify and hold harmless the Placement Agent against any losses, claims, damages or liabilities to which it may become subject insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon the material inaccuracy of any representation made by the Company in this Agreement, any failure of the Company to comply with this Agreement or any untrue statement of material fact made by the Company and contained in the Offering Materials.

      c. Notwithstanding the above, no party shall be indemnified hereunder to the extent that any loss, claim, damage or liability for which such party would otherwise be indemnified hereunder arises out of (i) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon or in conformity with any written information furnished by such party specifically for use in the offering or (ii) any breach of this Agreement by such party. The indemnities provided for in paragraphs 6a or 6b above shall extend to and inure to the benefit of any person controlling the indemnified party.

      d. Promptly upon receiving written notice of the commencement of any action, an indemnified party shall notify the other party or parties in writing of such commencement. But the failure to so notify the indemnifying party shall not relieve it from any liability hereunder. In case of any such action, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel satisfactory to the indemnified party. After the indemnified party shall have received notice from the agreed counsel that the defense under such action has been assumed, the indemnifying party shall not be responsible for any separate legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

      e. In the event that the indemnification provided for in this section is held to be unenforceable, the other provisions of this Agreement shall continue in full force and effect and the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages and liabilities (including the costs of any investigation, legal and other expenses incurred, and any amount paid in settlement of any action, suit, proceeding or claims) in such amounts as a court of competent jurisdiction may determine or (in the case of settlement, in such amounts as may be agreed upon by the parties). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such a fraudulent misrepresentation. For purposes of this subsection, each person who controls the Company or the Placement Agent, as the case may be, shall have the same rights to contribution as such party. Any person or party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party, notify such other parties. The failure to so notify such person or party shall not relieve the person or party from any obligation hereunder.

 7. Compensation: The Company shall pay to the Placement Agent a cash commission with respect to subscriptions received by the Company as to which the payments and deliveries are made equal to 6.0% of the aggregate principal amount of the Notes issued by the Company in the Offering. Notwithstanding the foregoing, the Company shall not be obligated to pay any commission to the Placement Agent, unless the subscription and payment received by the Company resulted exclusively from the efforts of the
 Placement Agent. In the event that the aggregate principal amount of the Notes issued by the Company in the Offering (for which subscriptions and payments received by the Company resulted from the exclusive efforts of the Placement Agent) equals or exceeds $2,500,000, then the Company shall issue to the Placement Agent Warrants to purchase 200,000 shares of the Company's Common Stock. The Warrants shall be exercisable, in whole or in part, at a price of $5.00 at any time prior to their expiration. If the closing price of the Common Stock as reported on The NASDAQ National Market exceeds $7.00 per share for 20 consecutive trading days, the Warrants are mandatorily exercisable and must be exercised within 10 trading days after the twentieth day that the share price is above $7.00. If the Warrants are not so exercised, they shall be forfeited. The Warrants will expire upon the fourth anniversary of the Notes. The compensation payable under this section 7 shall be payable within thirty (30) days after the consummation of the Offering.

 8.   Miscellaneous Provisions:

      a. Survival of Representations and Covenants: All representations, covenants and agreements of the parties herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained herein, shall survive the termination of this Agreement, the termination of the offering and the delivery of the Securities.

      b. Termination: This Agreement may be terminated by either party upon five (5) days prior written notice to the other party, or by either party immediately in the event of a breach by the other party. To the extent that the Placement Agent shall have earned all or a portion of the compensation described in section 7 of this Agreement and such compensation shall be payable by the Company in accordance with the terms of this Agreement, such obligation to pay said compensation shall survive the termination of this Agreement.

      c.   Purchase Advisor:   Neither  the Placement  Agent nor  any of  its
 representatives  or   affiliates   shall   act  as   a   purchaser   advisor
 (representative) in connection with the offering.

      d. Notices: All notices hereunder shall be in writing and mailed or sent by telegraph, telex, facsimile or similar transmission and confirmed to the following addresses:

           (i) If directed to the Placement Agent, at the address set forth as follows:

           Attn: Mr. Sam Wilson
           Stonewall Securities, Inc.
           3617 Caruth Boulevard
           Dallas, TX  75225

           and,


           (ii) if directed to the Company to:

           Attn: Dr. Carlton Turner
           Carrington Laboratories, Inc.
           2001 Walnut Hill Lane
           Irving, Texas 75028


           with a copy to:

           Attn: Peter A. Lodwick
           Thompson & Knight, LLP
           1700 Pacific Ave, Suite 3300
           Dallas, TX  75201

      e. Successors and Assigns: This Agreement shall be binding upon the Placement Agent and the Company and their respective successors and assigns. No purchaser of any of the Securities from or through the Placement Agent shall be construed a successor or assign merely by reason of such purchase.

      f.   Integration:   This Agreement  contains the  entire  understanding
 between the parties and supersedes any prior written or oral agreement between them.

      g. Amendment: This Agreement may be amended only if the amendment is set forth in a writing signed by both parties.

      h. No Assignment: This Agreement may not be assigned by any party hereto without the prior written consent of each party hereto.

      i. Applicable Law; Legal Expenses: This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the conflict of laws rules or choice of laws rules thereof. In the event any dispute regarding this Agreement arises between the parties, such dispute shall be brought in a proper jurisdiction located within Dallas County, Texas. In the event of any litigation between the parties hereto arising out of, or pertaining to, the subject matter of this Agreement, the prevailing party shall be entitled to an award of costs and reasonable attorney's fees at both the trial and appellate level to the extent same is authorized by law.

      j.   Counterparts:   This Agreement  may be  executed in  counterparts,
 each of which will be deemed an original but all of which together will constitute one and the same document.


                           [Signature Page Follows]

 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


 CARRINGTON LABORATORIES, INC.           STONEWALL SECURITIES, INC.


 By:                                     By:
 -----------------------                 -----------------------
 Name: Carlton E. Turner                 Name: Sam Wilson
 Title: President and CEO                Title: President